1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

November 2019


1ST SECURITY BANK

"...Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

FS BANCORP, INC.

Forward Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: the recent merger with Anchor Bancorp and the risks and uncertainties that the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; challenges in the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected, general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $1.69 billion (at 9/30/2019)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 9
- **ATM Locations:** 25
- **Year Established:** 1907*
- **Quarterly Dividend:** $0.20**

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup *(2 branches)*, Sequim, Silverdale, Westport

Home Lending Offices
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace



Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Capitol Hill
Overlake
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup (2 branches)
Tri-Cities
Centralia

*Year Anchor was established

**Increased from $0.15 on 10/08/2019

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*16*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*11*	*20+*
	Matthew Mullet	*Chief Financial Officer*	*8*	*15+*
	Kelli Nielsen	*EVP, Retail Banking*	*3*	*25+*
	Robert Fuller	*Chief Credit Officer*	*6*	*30+*
	Dennis O'Leary	*Chief Lending Officer*	*8*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*18*	*15+*
	Donn Costa	*EVP, Home Lending*	*8*	*30+*

CULTURE & HISTORY

Vision: Build a truly great place to work and bank

Mission: Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles:
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

1936 – Founded in 1936 as a credit union

2004 – Converted to a state chartered mutual savings bank on April 1, 2004

2012 – Converted to a stock savings bank on July 9, 2012

2016 – Completed a four branch acquisition in Q1 2016 resulting in $186M in new relationship based deposits

2017 – Raised $27.6M in Capital ($25.6M net) w/secondary offering

2018 – Anchor Bancorp acquisition on November 15, 2018

2019 – Increased quarterly cash dividend to $0.20 cents per share from $0.15, share repurchase plan

ANCHOR ACQUISITION

Consideration

- Fixed consideration comprised of $12.40 per share in cash and 0.2921 shares of FSBW common stock per each share of Anchor common stock
- Anchor shareholders received 725,518 shares of FSBW common stock and $30.8 million in cash
- Aggregate consideration value of $64.6 million, or $25.99 per common share (1)

Valuation and Impact

- Recorded Bargain Purchase Gain (BPG) of $7.4 million on November 15, 2018
- Immediately accretive to tangible book value per share
- System conversion on June 15, 2019 with cost saves expected in 2nd half of 2019

Additional Transaction Details

- At the close of business on November 15, 2018, the Company completed its acquisition of Anchor Bancorp
- Estimated cost savings of 35% of Anchor's non-interest expense, 50% expected to be realized in 2019 and anticipated to be fully phased-in by 2020
- Aggregate fair value market discount of 1.5% of gross loans, or $5.3 million
- Projected pre-tax merger related expenses of approximately $7.3 million
- Majority of severance related expenses accrued on November 15, 2018 and included in BPG
- Core deposit intangible (CDI) of 2.69% of non-maturity deposits, or $5.3 million

(1) Value of consideration based on Anchor's outstanding shares as of November 15, 2018 and FSBW closing price of $46.54

PRO FORMA DEPOSIT FRANCHISE

Deposits by County

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	Percent of State Franchise (%)	Percent of National Franchise (%)	2020 Total Population (Actual)	2010-2020 Population Change (%)	2020-2025 Projected Population Change (%)	2020 Median Household Income ($)	2020-2025 Projected HH Income Change (%)
Washington (WA)											
Snohomish	7	4	516,750	4.11	38.38	38.38	835,811	17.17	6.77	92,792	15.48
Grays Harbor	3	6	195,133	20.85	14.49	14.49	75,056	3.10	3.15	50,519	9.68
Clallam	3	2	161,663	8.57	12.01	12.01	77,889	9.08	4.98	53,747	11.93
King	21	2	128,927	0.15	9.58	9.58	2,283,504	18.24	6.96	100,993	16.17
Jefferson	3	2	103,926	17.35	7.72	7.72	32,369	8.36	4.78	61,464	11.10
Pierce	19	2	86,581	0.70	6.43	6.43	909,535	14.37	6.23	75,382	16.15
Thurston	13	2	86,563	2.13	6.43	6.43	293,681	16.42	6.63	76,227	13.25
Kitsap	13	2	37,549	1.12	2.79	2.79	274,734	9.40	5.06	81,892	15.27
Lewis	9	1	29,399	2.75	2.18	2.18	80,925	7.25	4.47	53,490	16.28
WA Totals		**23**	**1,346,491**		**100.00**	**100.00**	**4,863,504**				
Weighted Average: Washington Franchise								**12.92**	**5.75**	**76,999**	**13.85**
Aggregate: Entire State of Washington							**7,702,023**	**14.54**	**6.20**	**78,344**	**14.70**
Aggregate: National							**330,342,293**	**7.00**	**3.27**	**66,010**	**9.87**

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market.
Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

Washington State Deposit Footprint (1)


Mount Vernon
Oak Harbor
Arlington
Marysville
Edmonds
Seattle
Bremerton
Renton
Tacoma
Covington
Shelton
Olympia
Westport
Port Angeles
Strait of Juan de Fuca

Note: All dollars in thousands
(1) From SNL Financial September 30, 2019

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: 12/31/2008

Assets	Bank
$4.1B*	Frontier Bank
$1.6B*	Cascade Financial Corporation
$1.3B*	CityBank
$520M*	Golf Savings Bank
$350M*	North County Bank
$255M	1st Security Bank
$243M	Coastal Community Bank
$207M*	First Heritage Bank
$206M	The Bank of Washington
$185M*	Prime Pacific Bank
$149M	Pacific Crest Savings Bank
$133M	Mountain Pacific Bank
$123M	UniBank
$45M*	Bank of Everett

Banks Headquartered in Snohomish County: 9/30/2019

As of 9/30/2019, largest bank headquartered in Snohomish County

Assets	Bank
$1.7B	1st Security Bank
$1.1B	Coastal Community Bank
$345M	Mountain Pacific Bank
$337M	UniBank
$225M	Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount represents assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial

STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers’ banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

THIRD QUARTER 2019 HIGHLIGHTS

Financial Highlights for Q3 2019	▪ Total assets of $1.69 billion ▪ Gross loans of $1.33 billion ▪ Net income of $7.1 million
Q3 2019 YTD	▪ Diluted earnings per share of $1.58 ▪ Tangible book value per share of $42.79[1] ▪ Announced twenty-seventh quarterly cash dividend of $0.20 per share
Selected Performance Ratios	▪ ROAA of 1.71% ▪ ROAE of 14.75% ▪ Net interest margin of 4.54% ▪ Efficiency ratio of 60.14%
Credit Quality Ratios	▪ Non-performing assets (NPAs) as a percentage of total assets of 0.14% ▪ Allowance for loan losses as a percentage of gross loans of 0.96% ▪ Anchor loans fair value discount of $3.1 million not included in ALLL
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered “Well-Capitalized”

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending, including “in-city” construction in a rapidly growing Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Anchor acquisition system conversion on June 15, 2019 allows for continued growth with lower combined cost structure

Total Assets ($M)



$510
$678
$828
$982
$1.62B
$1.63B
$1.64B
$1.69B
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)


6.67%
6.20%
5.78%
5.80%
5.98%
6.26%
6.31%
6.27%
$419
$555
$656
$827
$1.33B
$1.32B
$1.35B
$1.39B
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Loan Composition at September 30, 2019


Total Gross Loans (excl. HFS): $1.33B
Commercial 16%
Construction and development 15%
Home equity 3%
One-to-four-family (excludes loans held for sale) 19%
Multi-family 9%
Indirect home improvement and Other consumer 24% (2)
Commercial and industrial 10%
WH 4% (3)

Source: SNL Financial
(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans
(3) WH = Warehouse

CONSUMER LENDING

Q3 2019 Highlights

- $317.9 million outstanding
- $43 million in dealer originations
  - Up 12% from comparable Q3 2018
- Average Yield of 7.09%, up from 7.07% in Q2 2019
- Top 10 dealers accounted for $27.2 million (63%) of loan originations

Q3 2019 Dealer Production by State


Arizona
2%
Colorado
3%
Idaho
7%
California
20%
Washington
43%
Oregon
25%

2009 vs. Q3 2019 Portfolio Credit Quality


2009
Q3'19
16.50%
5.51%
23.20%
17.81%
60.30%
76.13%
<680
680-719
720+
Origination FICO Scores

Portfolio Characteristics


Auto + Recreational
0.2%
Other
0.7%
Marine
21.5%
Indirect Home Improvement
63.5%
Solar
14%

1ST SECURITY BANK

FS BANCORP, INC.

HOME LENDING

Q3 2019 Highlights

- One-to-four family loans originated increased $80.9 million, or 38.97%, to $288.9 million, compared to $208.0 million for the preceding quarter
- Loan Sales: $247.3 million
- Purchase production was 56.6% of 1-4 family loan originations versus 43.4% for refinance production during third quarter 2019
- Increase in originations and purchase activity primarily attributed to lower home lending rates

Q3 2019 Mortgage Servicing

- Long-term servicing unpaid principal balance: $1.39 billion and 5,140 loans
- Production in notional servicing: $144.8 million

Quarterly Closed Volume & Cash Margin on Loans Sold



$142.6
2.98%
$216.8
2.32%
$244.1
2.43%
$206.8
2.43%
$155.0
2.60%
$160.6
2.53%
2.40%
$147.1
2.15%
$143.7
1.53%
$208.0
1.67%
$288.9
1.71%
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
3.10%
2.90%
2.70%
2.50%
2.30%
2.10%
1.90%
1.70%
1.50%

Note: Quarterly closed volume is listed in millions

Reduced Reliance on Home Lending Gain on Sale Revenue


22%
78%
24%
76%
32%
68%
33%
67%
28%
72%
19%
81%
11%
89%
15%
85%
19%
81%
2013
2014
2015
2016
2017
2018
Q1 2019
Q2 2019
Q3 2019
Banking Revenue
Home Lending Gain on Sale

Total Revenues (millions)


$60
$50
$40
$30
$20
$10
$-
$20
$6
$22
$8
$28
$15
$34
$19
$41
$18
$52
$15
$18
$2
$18
$4
$18
$5
2013
2014
2015
2016
2017
2018
Q1 2019
Q2 2019
Q3 2019
Net Interest Income
Non Interest Income
Gain on Sale

1ST SECURITY BANK
FS BANCORP, INC.

COMMERCIAL BUSINESS LENDING

Q3 2019 Commercial & Industrial

- Commercial and Industrial (C&I) commitments of $302.7 million
- Outstanding balances were $189.3 million relative to $182.4 million at June 30, 2019
- The $6.9 million of quarter over sequential quarter increase in commercial business lending was largely attributed to increases in Construction Warehouse and Mortgage Warehouse Lending at the end of the quarter.

Q3 2019 Product Mix ($M)

Outstanding C&I Balance: $189.3 million



Const. WH
$43,857
23% (1)
(1)
Other C&I Loans
$134,104
71%
Mtg. WH
$11,315
(1) 6%

(1) WH = Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q3 2019 Highlights

- $284.3 million committed
- $200.7 million outstanding
- 6.54% average coupon rate
- Majority of originations in King County, Washington
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly Construction & Development Loans Outstanding ($M)


$57.8
$80.8
$94.8
$104.9
$119.7
$129.4
$143.1
$143.6
$160.5
$191.2
$246.6
$218.3
$214.1
$200.7
2014
2015
2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY

Non-performing Assets ($M)(1)



$0.4
$1.0
$0.7
$1.0
$4.6
$3.2
$1.9
$2.4
0.08%
0.15%
0.09%
0.11%
0.28%
0.19%
0.11%
0.14%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Net Charge-offs (Recoveries) / Average Loans(2)



0.24%
0.11%
(0.00)%
0.03%
0.00%
0.37%
0.12%
0.04%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

(1) Non-performing assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

(2) Source: SNL Financial

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT COMPOSITION AND GROWTH

September 30, 2019

Total Deposits: $1.39B



Certificates of deposits over $250,000
6%
Noninterest-bearing checking
20%
(1)
Interest-bearing checking
14%
MMDA and Savings
27%
Certificates of deposits under $250,000
33%

Total Deposits ($M) & Cost of Deposits (%)



$420
0.67%
$485
0.69%
$713
0.48%
(2)
$830
0.50%
(3)
$1.27B
0.80%
$1.32B
1.15%
$1.33B
1.23%
$1.39B
1.26%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$4.5
$8.9
$10.5
$14.1
$24.3
$5.2
$4.5 *
$7.1
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

*Includes $1.2 million of acquisition expense

Total Revenues ($M)



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$32.2
$45.6
$57.4
$64.6
$78.9
$22.2
$23.6
$24.4
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19
Net Interest Income
Non-Interest Income
Total Revenue

Total Expenses ($M)



Non-Interest Expense
$23.9
$29.6
$38.9
$44.0
$48.8
$14.8
$17.1 *
$14.7
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

*Includes $1.2 million of acquisition expense

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIOS

ROAE


7.19%
12.73%
13.84%
14.80%
18.15%
11.46%
9.48%
14.75%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

ROAA


1.00%
1.52%
1.31%
1.53%
2.07%
1.30%
1.10%
1.71%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Efficiency Ratio


74.29%
64.95%
67.78%
67.35%
61.86%
66.52%
72.28%
60.14%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Net Interest Margin (1)


5.12%
5.01%
4.43%
4.65%
4.61%
4.70%
4.60%
4.54%
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

(1) Net interest margin on a tax equivalent basis

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$1.52
$2.93
$3.51
$4.28
$6.29
$1.15
$0.98
$1.58
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Reported Book Value Per Share


$22.48
$25.18
$28.32
$34.47
$41.19
$42.48
$43.18
$44.61
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

CAPITAL STRATEGY

Franchise Growth	▪ Continue organic asset growth across our diverse group of lending channels ▪ Expand commercial business lending, including construction lending in line, with regulatory guidance for oversight on construction concentrations ▪ Continue to invest in the Bank's business lending platform and small business administration lending ▪ Focus on core deposit generation to fund asset growth
Dividends	▪ Will pay twenty-seventh consecutive quarterly cash dividend on November 15, 2019 ▪ Dividend of $0.20 per share, a 33% increase from $0.15 in the previous quarter
Shareholder Value	▪ Continue to focus on increasing shareholder value through our business plan execution ▪ Repurchased 46,562 shares during the third quarter 2019

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Strong profitability metrics
- Excellent credit quality
- Attractive core banking markets

1ST SECURITY BANK

FS BANCORP, INC.

CONTACT INFORMATION

Joe Adams
joea@fsbwa.com
Chief Executive Officer
(425) 771-8840

Erin Burr
erinb@fsbwa.com
Chief Risk Officer
(425) 774-1552

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Stockholders' equity	$ 194,257	$ 189,426	$ 185,952	$ 180,038	$ 133,129
Goodwill and core deposit intangible, net	(7,959)	(8,149)	(8,339)	(8,529)	(3,399)
Tangible common stockholders' equity	$ 186,298	$ 181,277	$ 177,613	$ 171,509	$ 129,730
Common shares outstanding at end of period	4,354,335	4,387,061	4,377,638	4,371,294	3,588,796
Common stockholders' equity (book value) per share (GAAP)	$ 44.61	$ 43.18	$ 42.48	$ 41.19	$ 37.10
Tangible common stockholders' equity (tangible book value)*	$ 42.79	$ 41.32	$ 40.57	$ 39.24	$ 36.15

*Per share (non-GAAP)

Source: SEC Filings

($ in 000's)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Stockholders' equity	$ 194,257	$ 189,426	$ 185,952	$ 180,038	$ 133,129
Common shares outstanding at end of period	4,354,335	4,387,061	4,377,638	4,371,294	3,588,796
Common stockholders' equity (book value) per share (GAAP)	$ 44.61	$ 43.18	$ 42.48	$ 41.19	$ 37.10

Source: SEC Filings